NATIONWIDE VARIABLE INSURANCE TRUST NVIT Multi Sector Bond Fund (formerly, Van Kampen NVIT Multi Sector Bond Fund)

Supplement Dated January 22, 2009 to the Prospectus Dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

     At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on January 16, 2009, the following changes to the subadviser of the NVIT Multi Sector Bond Fund (the “Fund”) were approved by the Board: (1) termination of Morgan Stanley Investment Management, Inc. as the Fund’s subadviser, and (2) appointment of Logan Circle Partners, L.P. (“Logan Circle”) as the new subadviser to the Fund. As a result of these changes, effective February 2, 2009, the following amendments are made to the Prospectus:

1. In the “NVIT Multi Sector Bond Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the fourth and fifth paragraphs are deleted and replaced with the following:

The subadviser employs a “bottom-up” approach (i.e., bond-by-bond) in selecting securities and constructing an overall portfolio that may include bonds offering various maturity and duration features, as well as country and sector allocations. The subadviser may increase or decrease exposure to any particular sector or durations in light of changing outlooks for the economy, interest rates and inflation. Similarly, it may invest varying amounts in U.S. and foreign securities, and between investment-grade securities or lower rated securities, based on its perception of relative values.

NFA has selected Logan Circle Partners, L.P. as subadviser to manage the Fund’s portfolio on a day-to-day basis.

2. In the “Subadvisers” section, on page 6, the second and third paragraphs are deleted and replaced with the following:

LOGAN CIRCLE PARTNERS, L.P. (“Logan Circle”) is the subadviser for the Fund and is located at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103. Logan Circle was formed in January 2007 as a result of a transaction with Delaware Investments whereby virtually all members of the institutional investment team and client service and operations professionals joined Logan Circle. Logan Circle is a privately-held partnership that is majority-owned by its employees and minority-owned by Guggenheim Capital LLC.

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3. In the “Management Fees” section, on page 7, the last sentence is deleted and replaced with the following:

NFA pays Logan Circle a subadvisory fee from the management fee it receives.

4. In the “Portfolio Management” section, on page 7, the paragraph is deleted and replaced with the following:

The Fund is managed by Ryan K. Brist, CFA, Stephen R. Cianci, CFA, Scott J. Moses, CFA and Timothy L. Rabe, CFA. They are jointly responsible for the day-to-day management of the portfolio including selection of the Fund’s investments.

Ryan K. Brist is the chief investment officer and senior portfolio manager for Logan Circle. Prior to joining Logan Circle in November 2007, he was co-head of the fixed income department at Delaware Investments, where he oversaw the fixed income investment process and was primarily responsible for the total return-based products from October 2000 to November 2007. Mr. Brist holds a bachelor’s degree in finance from Indiana University.

Stephen R. Cianci is a senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, he worked at Delaware Investments as a senior portfolio manager from November 1992 to November 2007. He is adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also earned his bachelor’s and MBA degrees.

Scott J. Moses is a senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, Mr. Moses was employed by Delaware Investments as a research analyst from August 2000 to March 2006 and as the head of the emerging markets fixed income team from March 2006 to November 2007. Mr. Moses received a bachelor’s degree in business administration from Washington and Lee University.

Timothy L. Rabe is senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, he was head of the high yield team at Delaware Investments from June 2002 to November 2007, responsible for investing strategy for all high yield fixed income funds and strategies of the firm. Mr. Rabe received a bachelor’s degree in finance from University of Illinois.

Current shareholders as of the date hereof will shortly receive an Information Statement as required under the Trust’s Manager of Manager’s Exemptive Order with more detailed information about Logan Circle.

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NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Small Cap Growth Fund

Prospectus Supplement dated January 22, 2009
to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on January 16, 2009, the Board approved the termination of Oberweis Asset Management, Inc. (“Oberweis”) as a Fund subadviser and the reallocation of the assets representing the portion of the Fund’s portfolio managed by Oberweis to OppenheimerFunds, Inc. As a result of this change, effective January 26, 2009, the following amendments are made to the Prospectus:

1. In the “NVIT Multi-Manager Small Cap Growth Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the second paragraph is deleted and replaced with the following:

The Fund consists of two sleeves, or portions, managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected OppenheimerFunds, Inc. and Waddell & Reed Investment Management Company as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. NFA allocates assets to subadvisers in an effort to increase diversification among securities and investment styles and thereby seeks to increase the potential for investment return and, at the same time, reduce risk and volatility.

2. In the “NVIT Multi-Manager Small Cap Growth Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the paragraphs describing Oberweis are deleted.

3. The section relating to Oberweis on page 6 of the Prospectus under the heading “Subadvisers” is deleted.

4. The section on page 7 of the Prospectus under the heading “Portfolio Management” relating to Oberweis is deleted.

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